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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): APRIL 2, 2007


                           DUANE READE HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                  001-13843                               05-0599589
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          (Commission File Number)            (IRS Employer Identification No.)


              440 NINTH AVENUE
             NEW YORK, NEW YORK                            10001
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  (Address of Principal Executive Offices)               (Zip Code)


                                 (212) 273-5700
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

              On April 2, 2007, Duane Reade Holdings, Inc. (the "Company") issued a press release announcing its preliminary financial results for the fourth quarter and fiscal year ended December 30, 2006. The press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

              (d)   Exhibits:

                    Exhibit 99.1 - Press release, dated April 2, 2007.



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                                  SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 2, 2007

                                             DUANE READE HOLDINGS, INC.


                                             By:     /s/ John K. Henry
                                                     -------------------------
                                             Name:   John K. Henry
                                             Title:  Senior Vice President and
                                                     Chief Financial Officer

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                               DESCRIPTION
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99.1            Press release dated April 2, 2007.
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